Statements of Assets Available for Benefits - SKYWEST, INC. EMPLOYEES' RETIREMENT PLAN - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 1,654,305	$ 1,398,411
Receivables
Notes receivable from participants	15,374	13,706
Contributions receivable	9,012	7,936
Total receivables	24,386	21,642
Assets available for benefits	$ 1,678,691	$ 1,420,053